UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):			December 16, 2009

Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware		001-09299	39-1566457

(State or Other Jurisdiction		(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure

On December 16, 2009, Joy Global Inc. (the “Company”) issued a press release disclosing its financial results for the fourth quarter and fiscal 2009 year-end.  A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.  The Company is furnishing this Form 8-K, including the attached exhibit, under Item 2.02 (Results of Operations and Financial Condition) and 7.01 (Regulation FD Disclosure) of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Press release dated December 16, 2009 of Joy Global Inc. disclosing its financial results for the fourth quarter and fiscal 2009 year-end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: December 16, 2009	By:	/s/ Michael S. Olsen
Michael S. Olsen
Executive Vice President, Chief Financial Officer, Treasurer, and Chief Accounting Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number		Description

99	Press release dated December 16, 2009 of Joy Global Inc. disclosing its financial results for the fourth quarter and fiscal 2009 year-end.